096 P-2 05/13

SUPPLEMENT DATED MAY 23, 2013

TO THE PROSPECTUS DATED AUGUST 1, 2012

OF

TEMPLETON FRONTIER MARKETS FUND

(Templeton Global Investment Trust)

The prospectus is amended as follows:

The following paragraphs are added to the “Fund Summary” and “Fund Details” sections:

Effective at the close of market on June 28, 2013, the Fund is closed to all new investors with the exception of: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of business on June 28, 2013, (2) participants in the Franklin Templeton 401(k) Retirement Plan, (3) funds within Franklin Templeton Fund Allocator Series for which the Fund is an approved underlying fund, and (4) participants in any 401(k) plan that is already a shareholder of the Fund.  If you are an existing investor in the Fund on that date, you can continue to invest through exchanges and additional purchases. Re-registration of accounts held by existing investors, if required for legal transfer or administration reasons, will be allowed.

The Fund reserves the right to modify this policy at any time.

Please keep this supplement for future reference.